                                                                    EX-99.h.2.ii

                                AMENDMENT NO. 32
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds                  Delaware Group Income Funds
Delaware Diversified Income Fund              Delaware Corporate Bond Fund
Delaware U.S. Growth Fund                     Delaware Delchester Fund
                                              Delaware Extended Duration Bond Fund
Delaware Group Cash Reserve                   Delaware High-Yield Opportunities Fund
Delaware Cash Reserve Fund
                                              Delaware Group Limited-Term Government Funds
Delaware Group Equity Funds I                 Delaware Limited-Term Government Fund
Delaware Balanced Fund
                                              Delaware Group State Tax-Free Income Trust
Delaware Group Equity Funds II                Delaware Tax-Free Pennsylvania Fund
Delaware Large Cap Value Fund
Delaware Value Fund                           Delaware Group Tax Free Fund
                                              Delaware Tax-Free USA Fund
Delaware Group Equity Funds III               Delaware Tax-Free USA Intermediate Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund                Delaware Group Tax Free Money Fund
Delaware Trend Fund                           Delaware Tax-Free Money Fund

Delaware Group Equity Funds IV                Delaware Investments Municipal Trust
Delaware Growth Opportunities Fund            Delaware Tax-Free Florida Insured Fund
Delaware Large Cap Growth Fund
                                              Delaware Pooled Trust
Delaware Group Equity Funds V                 The All-Cap Growth Equity Portfolio
Delaware Dividend Income Fund                 The Core Focus Fixed Income Portfolio
Delaware Small Cap Core Fund                  The Core Plus Fixed Income Portfolio
Delaware Small Cap Value Fund                 The Emerging Markets Portfolio
                                              The Global Real Estate Securities Portfolio
                                              The Focus Smid-Cap Growth Equity Portfolio
Delaware Group Foundation Funds               The Global Fixed Income Portfolio
Delaware Aggressive Allocation Portfolio      The High-Yield Bond Portfolio
Delaware Conservative Allocation Portfolio    The Intermediate Fixed Income Portfolio
Delaware Moderate Allocation Portfolio        The International Equity Portfolio
                                              The International Fixed Income Portfolio
Delaware Group Global & International Funds   The Labor Select International Equity Portfolio
Delaware Emerging Markets Fund                The Large-Cap Growth Equity Portfolio
Delaware Global Value Fund                    The Large-Cap Value Equity Portfolio
Delaware International Value Equity Fund      The Mid-Cap Growth Equity Portfolio
                                              The Real Estate Investment Trust Portfolio
Delaware Group Government Fund                The Real Estate Investment Trust Portfolio II
Delaware American Government Bond Fund        The Small-Cap Growth Equity Portfolio
(To be renamed Delaware Core Plus Bond
Fund January 31,2007)
Delaware Inflation Protected Bond Fund        The Smid-Cap Growth Equity Portfolio

                                       2

Delaware VIP Trust                            Voyageur Intermediate Tax Free Funds
Delaware VIP Balanced Series                  Delaware Tax-Free Minnesota Intermediate Fund
Delaware VIP Capital Reserves Series
Delaware VIP Cash Reserve Series              Voyageur Mutual Funds
Delaware VIP Diversified Income Series        Delaware Minnesota High-Yield Municipal Bond Fund
Delaware VIP Emerging Markets Series          Delaware National High-Yield Municipal Bond Fund
Delaware VIP Global Bond Series               Delaware Tax-Free California Fund
Delaware VIP Growth Opportunities Series      Delaware Tax-Free Idaho Fund
Delaware VIP High Yield Series                Delaware Tax-Free New York Fund
Delaware VIP International Value Equity
Series
Delaware VIP REIT Series                      Voyageur Mutual Funds II
Delaware VIP Select Growth Series             Delaware Tax-Free Colorado Fund
Delaware VIP Small Cap Value Series
Delaware VIP Trend Series                     Voyageur Mutual Funds III
Delaware VIP U.S. Growth Series               Delaware Large Cap Core Fund
Delaware VIP Value Series                     Delaware Select Growth Fund

Voyageur Insured Funds                        Voyageur Tax Free Funds
Delaware Tax-Free Arizona Insured Fund        Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund

Dated as of January 9, 2007

DELAWARE SERVICE COMPANY, INC.              DELAWARE GROUP ADVISER FUNDS
                                            DELAWARE GROUP CASH RESERVE
                                            DELAWARE GROUP EQUITY FUNDS I
By:      /s/ Richard Salus                  DELAWARE GROUP EQUITY FUNDS II
Name:    Richard Salus                      DELAWARE GROUP EQUITY FUNDS III
Title:   Senior Vice President/Chief        DELAWARE GROUP EQUITY FUNDS IV
         Financial Officer                  DELAWARE GROUP EQUITY FUNDS V
                                            DELAWARE GROUP FOUNDATION FUNDS
                                            DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                            DELAWARE GROUP GOVERNMENT FUND
                                            DELAWARE GROUP INCOME FUNDS
                                            DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                            DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                            DELAWARE GROUP TAX FREE FUND
                                            DELAWARE GROUP TAX-FREE MONEY FUND
                                            DELAWARE INVESTMENTS MUNICIPAL TRUST
                                            DELAWARE POOLED TRUST
                                            DELAWARE VIP TRUST
                                            VOYAGEUR INSURED FUNDS
                                            VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                            VOYAGEUR MUTUAL FUNDS
                                            VOYAGEUR MUTUAL FUNDS II
                                            VOYAGEUR MUTUAL FUNDS III
                                            VOYAGEUR TAX FREE FUNDS

                                            By:      /s/ Patrick P. Coyne
                                            Name:    Patrick P. Coyne
                                            Title:   President/Chief Executive Officer